                                                                    EXHIBIT 10.1

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                             (outside North America)

                             Personal & Confidential

TO:      SMARTIRE SYSTEMS INC. (the "Company")
         Richmond Corporate Centre
         #150 - 13151 Vanier Place
         Richmond, British Columbia
         Canada V6V 2J1

AND TO:  ____________________________ (the "Agent")

         ____________________________

         ____________________________


                             Purchase of Securities

1.       Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase (such subscription and agreement to purchase being the "Subscription") on the basis of the representations and warranties and subject to the terms and conditions set forth herein, that number of units (each, a "Unit") consisting of one common share (a "Share") and one share purchase warrant in the form of Exhibit A to this Private Placement Subscription Agreement (a "Warrant"), (the Shares, the Warrants and the common shares issued on exercise of the Warrants being referred to herein as "Securities") in the capital of the Company set out on page 10 at the price per Unit of U.S.$1.70 (the "Subscription Price").

1.2 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber that number of Units set out on page 10, at the Subscription Price.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company or the Agent on behalf of the Company.

2.       Payment

2.1 The Subscription Price shall be paid by certified cheque or bank draft made payable to the Company in immediately available funds. Such certified cheque or bank draft must accompany this Subscription for delivery at Closing (as defined below), or the Subscription Price may be immediately wired to the Company according to the wire instructions provided by the Company. If the Subscription Price is wired to the Company's agents or lawyers, those agents or lawyers are authorized to immediately deliver the Subscription Price to the Company upon Closing.

3.       Undertaking and Direction

3.1 The Subscriber must complete, sign and return along with an executed original of this Agreement to the Agent a direction to the Company and the Agent with respect to registration and delivery instructions as set out on page 10.

3.2 The Subscriber shall complete, sign and return to the Company and the Agent as soon as possible on request by the Company or the Agent any documents, questionnaires, acknowledgements, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.       Closing

4.1 Closing of the offering (the "Closing") shall occur no later than November 15, 2001 or on such other date as may be mutually agreed to by the Agent and the Company (the "Closing Date").

5.       Acknowledgements of Subscriber

5.1      The Subscriber acknowledges and agrees that:

         (a) the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S promulgated under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

         (b) the decision to execute this Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company or the Agent, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the British Columbia Securities Commission and the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record") including the Company's audited financial statements, together with the related schedules and notes, for the year ending July 31, 2001;

         (c) although the Agent may have introduced the Subscriber to the Company, the Subscriber and the Company acknowledge and agree with, and for the benefit of, the Agent and the Company, as applicable (such acknowledgement and agreements to survive the Closing) that:

                  (i) the Agent and its directors, officers, employees, agents and representatives have no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information contained in this Agreement, the Public Record or any other publicly available information concerning the

                           Company or as to whether all information concerning the Company required to be disclosed by it or them has generally been disclosed;

                  (ii) the Agent makes no representations or warranties herein with respect to the Securities, and neither the Agent nor its directors, officers, employees, agents or representatives shall have any liability with respect to the sale of the Securities;

                  (iii) the Agent has not engaged in any independent investigation or verification with respect to this Subscription or any such information; and

                  (iv) the Agent and the Company are entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement and in the questionnaires and undertakings attached as schedules to this Agreement, and the Subscriber will hold harmless each of the Agent and the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or such questionnaires and undertakings;

         (d) by execution hereof the Subscriber has waived the need for the Company or the Agent to communicate the Company's acceptance of the purchase of the Securities pursuant to this Agreement;

         (e) it will indemnify and hold harmless the Company and the Agent and, where applicable, their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company or the Agent in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company or the Agent in connection therewith;

         (f) the issuance and sale of the Securities to the Subscriber will not be completed if the Subscription is otherwise fully subscribed, if acceptance would be unlawful or if, in the discretion of the Company, acting reasonably, acceptance is not in the best interests of the Company;

         (g) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and neither the Agent nor the Company is in any way responsible except with regard to the Company's obligations arising from section 7 of this Agreement) for compliance with applicable resale restrictions;

         (h) the Securities are not listed on any stock exchange or subject to quotation except that the Shares currently are listed on the National Association of Securities Dealers, Inc. Automated Quotation System SmallCap Market, and no representation has been made to the Subscriber that the Securities will become listed on any other stock exchange or subject to quotation on any other quotation system;

         (i) the Subscriber is not resident in Canada nor the United States and is not purchasing the Securities for such residents;

         (j) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; (k) there is no government or other insurance covering the Securities;

         (l) there are risks associated with the purchase of the Securities;

         (m) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

         (n) the Subscriber must file with the British Columbia Securities Commission an "Initial Trade Report" in the form as attached to B.C. BOR#95/17 within 10 days of the initial sale of the Securities;

         (o) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber; and

         (p) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.       Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company and the Agent (which representations, warranties and covenants shall survive the Closing) that:

         (a) the Subscriber and any beneficial purchaser for whom it is acting are resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on page 11 of this Subscription;

         (b) the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

         (c) the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

         (d) the Subscriber has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

         (e) it understands and agrees that none of the Securities has been registered under the 1933 Act, and they may not be sold under U.S. law except as permitted in paragraph 6.1(g) below;

         (f) it is purchasing the Securities for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account is an accredited investor as that term is defined in Rule 501 under the 1933 Act (an "Institutional Accredited Investor") acquiring the Securities for investment purposes and not for distribution;

         (g) the Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or any proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available;

         (h) it understands and agrees that the notification requirement referred to in paragraph 6.1(g) above will be satisfied by virtue of the fact that the legend set out below will be placed on the Shares unless otherwise agreed by the Company:

                           "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED TO A U.S. PERSON EXCEPT AFTER THE EXPIRY OF A 40 DAY DISTRIBUTION COMPLIANCE PERIOD AS PRESCRIBED IN REGULATION S."

         (i) it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

         (j) it understands and agrees that the legend referred to in paragraph 6.1(h) above shall not be removed from any Shares purchased by it pursuant to this Subscription unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in one of the states of the United States of America, as may be reasonably required by the Company, that such Shares are not "restricted" within the meaning of Rule 144;

         (k) if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

         (l) it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

         (m) the Subscriber is not aware of any advertisement of any of the Securities;

         (n) in purchasing the Securities the Subscriber has complied with all securities laws of its jurisdiction of residence and warrants that the sale of the Securities by the Company is in full compliance with such laws, and the Subscriber will make all filings necessary in such jurisdiction to ensure the Company complies with securities laws of such jurisdiction; and

         (o) no person has made to the Subscriber any written or oral representations:

                  (i) that any person will resell or repurchase any of the Securities;

                  (ii) that any person will refund the purchase price of any of the Securities; or

                  (iii) as to the future price or value of any of the Securities.

6.2 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7.       Representations and Warranties of the Company

7.1 The Company acknowledges and agrees that the Subscriber is entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that the Subscriber will be relying upon such representations and warranties in purchasing the Securities.

7.2 The Company warrants that the Public Record fairly represents the status of the Company as at the dates indicated in the Public Record.

8.       Commission to the Agent

8.1 The Subscriber understands that upon Closing, the Agent will receive from the Company a commission of up to seven percent (7%) of the gross proceeds raised from the sale of the Securities, payable to the Agent in cash. The Agent will also receive share purchase warrants which permit the acquisition of the Company's common shares at the Subscription Price in such number as equals the commission payable to the Agent hereunder divided by the Subscription Price.

9.       Acknowledgement and Waiver

9.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages (other than as expressly described herein).

10.      B.C. Resale Restrictions

10.1 Subscriber acknowledges that the Shares are subject to a hold period in British Columbia and may not be traded in British Columbia until 4 months from the Closing Date except as permitted by the Securities Act (British Columbia) and the Rules made thereunder.

10.2 The Subscriber acknowledges that within 10 days of the initial trade of the Shares by the Subscriber it must file with the British Columbia Securities Commission an "Initial Trade Report" in the form as attached to B.C. Blanket Order and Ruling 95/17.

11.      Costs

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

12.      Appointment of Agent

12.1 The Subscriber (and others for whom the Subscriber is contracting hereunder) hereby:

         (a) irrevocably authorizes the Agent to swear, execute, file and record any documents necessary to accept delivery of the Securities on the Closing Date; and

         (b) appoints the Agent to act as its agent to represent it with respect to all matters relating to this Subscription Agreement, including representing the Subscriber at the Closing for the purpose of all closing matters and deliveries of documents and payment of funds, and the Subscriber hereby authorizes the Agent to extend such time periods and to modify or waive such conditions as the Agent may deem appropriate, acting reasonably, provided however that the Agent shall not modify or waive any such condition where to do so would result in a material change to any of the material attributes or terms of sale of the Securities, and to correct or rectify any ambiguities, errors or omissions herein that the Agent, acting reasonably, may deem appropriate.

13.      Governing Law

13.1 This Subscription Agreement is governed by the laws of the province of British Columbia and the federal laws of Canada applicable herein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

14.      Survival

14.1 This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Securities of the Company and any subsequent disposition by the Subscriber of the Shares.

15.      Assignment

15.1 This Subscription is not transferable or assignable.

16.      Execution

16.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

17.      Severability

17.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

18.      Termination

18.1 If, prior to Closing, the Agent determines for valid cause to terminate this Subscription Agreement, this Agreement and the obligations of the parties hereto are deemed to have terminated as at the effective date of such termination.

19.      Entire Agreement

19.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, the Agent, the Subscriber or by anyone else.

20.      Notices and Counterparts

20.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11; notices to the Company shall be directed to it at Richmond Corporate Centre, #150 - 13151 Vanier Place, Richmond, British Columbia, V6V 2J1, attention of The President; notices to the Agent shall be directed to it at the address first above written.

20.2 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.

Number of Units

to be purchased at U.S.$1.70 each:______________________________________________

Total purchase price: __________________________________________________________


DELIVERY INSTRUCTIONS

1.       Delivery - please deliver the Share certificate(s) to:

         _______________________________________________________________________

         _______________________________________________________________________


2. Registration - registration of the Share certificates which are to be delivered at Closing should be made as follows:

         _______________________________________________________________________
         (name)

         _______________________________________________________________________
         (address)


3.       Delivery - please deliver the Warrant certificate(s) to:

         _______________________________________________________________________

         _______________________________________________________________________


4. Registration - registration of the Warrant certificates which are to be delivered at Closing should be made as follows:

         _______________________________________________________________________
         (name)

         _______________________________________________________________________
         (address)

5. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of Securities as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

                            ____________________________________________________
                            (Name of Subscriber - Please type or print)

                            ____________________________________________________
                            (Signature and, if applicable, Office)

                            ____________________________________________________
                            (Address of Subscriber)

                            ____________________________________________________
                            (City, State or Province, Postal Code of Subscriber)

                            ____________________________________________________
                            (Country of Subscriber)

                               A C C E P T A N C E

The above-mentioned Subscription in respect of the Securities is hereby accepted by SMARTIRE SYSTEMS INC.

DATED at ___________________________________________ , the _________ day of
___________________ , 2001.



SMARTIRE SYSTEMS INC.

Per:     __________________________________
         Authorized Signatory

                                    Exhibit A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

================================================================================

                               WARRANT CERTIFICATE

================================================================================

                      WARRANT FOR PURCHASE OF COMMON SHARES

================================================================================
           THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED
                       WITHIN THE LIMITS HEREIN PROVIDED

                        THIS WARRANT IS NOT TRANSFERABLE

                              SMARTIRE SYSTEMS INC.

        (INCORPORATED UNDER THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA)


WARRANT CERTIFICATE NO. _____                             _____________ WARRANTS

                                    Each such warrant entitling the holder to purchase one (1) Common Share at the Exercise Price of (i) $2.30 US per Common Share if exercised at or before 5:00 p.m. (Vancouver time) on June 30, 2002, (ii) $2.80 US per Common Share if exercised after June 30, 2002 but at or before 5:00 p.m. (Vancouver time) on February 28, 2003 or
                                    (iii) $3.30 US per Common Share if exercised after February 28, 2003 but at or before 5:00 p.m. (Vancouver time) on October 31, 2003.


            DATE OF ISSUANCE: _______________________________ , 2001

THIS IS TO CERTIFY THAT ________________________________________________ (herein called the "Holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 5:00 p.m. (Vancouver time) on October 31, 2003 (the "Expiry Date"), the number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value of SmarTire Systems Inc. ("the Company") as set forth above.

The Warrants are governed by the Terms and Conditions attached.

Any Common Shares issuable on exercise of the Warrants represented by this Certificate will contain the following legends:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


SMARTIRE SYSTEMS INC.


Per:     _______________________________________
         Authorized Signatory

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:


                                    ARTICLE 1
                                 INTERPRETATION

1.1               Definitions

         In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

         (a) "Common Shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the Common Shares;

         (b) "Company" means SmarTire Systems Inc. or its successor corporation as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

         (c) "Company's Auditors" means an independent firm of accountants duly appointed as Auditors of the Company;

         (d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

         (e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

         (f) "Warrant Holders" or "Holders" means the holders of the Warrants; and

         (g)      "Warrants" mean share purchase warrants issued by the Company.

1.2               Gender

                  Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3               Interpretation Not Affected by Headings

                  The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4               Applicable Law

                  The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as British Columbia contracts.

                                    ARTICLE 2
                          ISSUE OF ADDITIONAL WARRANTS

2.1               Additional Warrants

                  The Company may at any time and from time to time issue additional warrants or grant options or similar rights to acquire or purchase Common Shares.

2.2               Issue in Substitution for Lost Warrants


         (a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

         (b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.3               Warrant Holder Not a Shareholder

                  A Warrant Holder is not a shareholder of the Company, is not entitled to any rights or interests as a shareholder of the Company and has only the rights and interests expressly provided herein.

                                    ARTICLE 3
                                     NOTICE

3.1               Notice to Warrant Holders

                  Any notice to be given to the Holders will be sent by prepaid registered post and will be deemed to have been received by the Holder on the fourth day following the mailing thereof or on the date of successful facsimile transmission or email. Any such notice will be addressed to the Holder at the address of the Holder appearing on the Holder's Warrant or to such other address as the Holder may advise the Company by notice in writing.

3.2               Notice to the Company

                  Any notice to be given to the Company may be delivered personally, or sent by facsimile or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication shall be deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed as follows:

                  SmarTire Systems Inc.
                  13151 Vanier Place, Suite 150
                  Richmond, B.C.
                  V6V 2J1

                  Attention: The President
                  Facsimile No.: (604) 276-2350

                                    ARTICLE 4
                              EXERCISE OF WARRANTS

4.1               Method of Exercise of Warrants

                  The right to acquire Common Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering the Warrant Certificate representing same, together with a duly completed and executed Exercise Form in the form attached hereto and a bank draft or certified cheque payable to the Company at its principal office in the City of Richmond, British Columbia, for the purchase price applicable at the time of exercise in respect of the number of Warrants exercised.

4.2               Effect of Exercise of Warrants

         (c) Upon surrender and payment as aforesaid the Common Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Common Shares on the date of such surrender.

         (d) Within ten (10) business days after surrender as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Common Shares not exceeding those which the Warrant Holder is entitled to acquire pursuant to the Warrant surrendered.

4.3               Subscription for Less Than Entitlement

                  The holder of any Warrant may subscribe for and acquire a number of Common Shares, less than the number which he is entitled to acquire pursuant to the surrendered Warrant. In the event of any acquisition of a number of Common Shares less than the number which can be acquired pursuant to a Warrant, the holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Common Shares which he was entitled to acquire pursuant to the surrendered Warrant and which were not then acquired.

4.4               Warrants for Fractions of Shares

                  To the extent that the holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the holder to receive a whole number of such Common Shares.

4.5               Expiration of Warrants

                  After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will no longer be valid and of no effect.

4.6               Time of Essence

                  Time will be of the essence hereof.

4.7               Adjustments

                  The number of Common Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

         (e) if and whenever the Common Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Common Shares the number of Common Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

         (f)      (i)      in case of any capital reorganization or of any
                           reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company
                           (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to acquire the number of shares or other securities of the Company (or of the Company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization;

                  (ii) in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article 4 relating to the rights and interest thereafter of the holders of the Warrants so that the provisions of this Article 4 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization or the exercise of the Warrants;

                  (iii) the subdivision or consolidation of Common Shares at any time outstanding into a greater or lesser number of Common Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.7(b);

         the adjustments provided for in this Section 4.7 are cumulative and will become effective immediately after the record date for or, if a record date is fixed, the effective date of the event which results in such adjustments.

4.8               Determination of Adjustments

                  If any questions will at any time arise with respect to any adjustment provided for in Section 4.7, such question will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia, that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.

                                    ARTICLE 5
                            COVENANTS BY THE COMPANY

5.1               Reservation of Shares

                  The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Common Shares which they are or may be entitled to acquire pursuant thereto and hereto.

5.2               Company may Purchase

                  The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.

                                    ARTICLE 6
                            WAIVER OF CERTAIN RIGHTS

6.1               Immunity of Shareholders, Etc.

                  The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and releases and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Common

Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

                                    ARTICLE 7
                    MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1               Modification of Terms and Conditions for Certain Purposes

                  From time to time the Company may, subject to the provisions of these Terms and Conditions, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2               Transferability

                  The Warrant and all rights attached to it are not transferable or assignable.

IN WITNESS WHEREOF SMARTIRE SYSTEMS INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date of issuance first above written.

SIGNED BY:

SMARTIRE SYSTEMS INC.


Per: "SmarTire Systems Inc."
     ---------------------------
     Authorized Signatory

                                  EXERCISE FORM

TO:      SMARTIRE SYSTEMS INC.

The undersigned holder of Warrants hereby exercises the right to acquire _____________ Common Shares without nominal or par value of SmarTire Systems Inc. (the "Company") (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions set forth in the Warrant Certificate) according to the terms set forth in the Warrant Certificate.

Such securities or property are to be issued as follows:

Name:                 __________________________________________________________

Address in Full:      __________________________________________________________

                      __________________________________________________________


The undersigned acknowledges that the certificates representing the Common Shares issuable hereunder shall bear such legends as may be required under applicable securities law.

DATED this ______ day of ______________________ , _____.



                                         _______________________________________
                                         Signature


                                         _______________________________________
                                         (Print full name)


                                         _______________________________________
                                         (Print full address)

                                         _______________________________________


INSTRUCTIONS:

THE REGISTERED HOLDER MAY EXERCISE HIS RIGHT TO ACQUIRE COMMON SHARES BY COMPLETING THE ABOVE FORM, SURRENDERING THIS WARRANT CERTIFICATE AND PROVIDING PAYMENT BY BANK DRAFT, MONEY ORDER OR CERTIFIED CHECK TO THE COMPANY AT ITS PRINCIPAL OFFICE IN RICHMOND, BRITISH COLUMBIA. FOR THE PROTECTION OF THE HOLDER, IT WOULD BE PRUDENT TO REGISTER IF FORWARDING BY MAIL. CERTIFICATES FOR COMMON SHARES WILL BE DELIVERED OR MAILED AS SOON AS PRACTICABLE AFTER THE EXERCISE OF THE WARRANTS. THE RIGHTS OF THE REGISTERED HOLDER CEASE IF THE WARRANTS ARE NOT EXERCISED PRIOR TO 5:00 P.M. (VANCOUVER TIME) ON THE EXPIRY DATE.